SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

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[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

--------------------------------------------------------------------------------
                              STARCRAFT CORPORATION
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                          [STARCRAFT CORPORATION LOGO]
                                  P.O. Box 1903
                               2703 College Avenue
                           Goshen, Indiana 46527-1903
                                 (219) 533-1105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held On February 27, 2001

     Notice is hereby given that the Annual Meeting of Shareholders of Starcraft Corporation (the "Company") will be held at the Goshen Inn and Conference Center, 1375 Lincoln Way East (U.S. 33 East), Goshen, Indiana, on Tuesday, February 27, 2001 at 9:00 A.M., Goshen time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of directors of the Company in Class III for a term to expire in the year 2004.

     2. Ratification of Auditors. Ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ending September 30, 2001.

     3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on December 22, 2000, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended October 1, 2000, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                            By Order of the Board of Directors

                                            /s/ Kelly L. Rose
                                            Kelly L. Rose, Chairman of the Board
                                              and Chief Executive Officer

Goshen, Indiana
January 25, 2001

     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                          [STARCRAFT CORPORATION LOGO]
                                  P.O. Box 1903
                               2703 College Avenue
                           Goshen, Indiana 46527-1903
                                 (219) 533-1105

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                February 27, 2001

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Starcraft Corporation (the "Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at 9:00 A.M., Goshen time, on February 27, 2001, at the Goshen Inn and Conference Center, 1375 Lincoln Way East (U.S. 33
East), Goshen, Indiana, and at any adjournment of such meeting. This Proxy Statement is expected to be mailed to shareholders on or about January 26, 2001.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Richard J. Mullin, P.O. Box 1903, 2703 College Avenue, Goshen, Indiana 46527-1903), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only voting shareholders of record at the close of business on December 22, 2000 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 4,245,059 shares of the Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The following table provides certain information regarding the beneficial ownership of the Common Stock as of December 22, 2000, by each person who is known by the Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares reported.

                                         Number of Shares
Name and Address of                      of Common Stock             Percent of
Beneficial Owner                      Beneficially Owned(2)(4)       Class(2)(4)
----------------                      ------------------------       -----------
Kelly L. Rose                             1,918,567 (1)                 39.7%
2703 College Avenue
Goshen, Indiana  46528

G. Raymond Stults                           468,100 (3)                 10.0%
2703 College Avenue
Goshen, Indiana  46528
-------------------------

(1) Includes 100,000 shares owned by Karen K. Rose, Mr. Rose's spouse, 137,188 exercisable stock options issued under the 1993 and 1997 Stock Option Plans and an additional 450,000 exercisable stock options which are or will become exercisable within the next 60 days, and 10,450 shares held in a charitable foundation as to which Mr. Rose disclaims beneficial ownership.

(2) Based upon 4,245,059 shares of Common Stock outstanding (and in the case of Mr. Rose, 137,188 exercisable stock options issued under the 1993 and 1997 Stock Option Plans and an additional 450,000 exercisable stock options held by Mr. Rose). The number of shares deemed outstanding does not include exercisable stock options and warrants held by other employees, management and directors for 1,053,849 shares of Common Stock including options which currently are or will become exercisable within the next 60 days.

(3) Includes 3,000 exercisable stock options issued under the 1993 and 1997 Stock Option Plans and an additional 450,000 exercisable stock options which are or will become exercisable within the next 60 days.

(4) Based upon 4,245,059 shares of Common Stock outstanding (and in the case of Mr. Stults, 3,000 exercisable stock options issued under the 1993 and 1997 Stock Option Plans and an additional 450,000 exercisable stock options held by Mr. Stults). The number of shares deemed outstanding does not include exercisable stock options and warrants held by other employees, management and directors for 1,188,037 shares of Common Stock including options which currently are or will become exercisable within the next 60 days.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors has five members. The Company's Articles of Incorporation provide that the Board of Directors is comprised of three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually.

     The nominee for director from Class III is G. Raymond Stults. Mr. Stults is a current director of the Company. If elected by the shareholders at the Annual Meeting, the term of Mr. Stults will expire in 2004.

     Unless  otherwise   directed,   each  proxy  executed  and  returned  by  a
shareholder will be voted for the election of Mr. Stults. If Mr. Stults should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee may not be able to serve as director if elected.

     The following table sets forth certain information regarding the nominee for election as director and the other incumbent directors, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. No director or nominee for director is related to any other director or nominee for director or executive officer of the Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Common Stock beneficially owned by each executive officer of the Company and by all directors and executive officers of the Company as a group.


                                                                                Common Stock
                                                             Director of        Beneficially
                                           Expiration of       Company           Owned as of         Percentage
Name                                      Term as Director      Since       December 22, 2000(1)     of Class
----                                      ----------------   -----------    --------------------       --------
Directors and Nominees

Class I:
Kelly L. Rose                                  2003              1991         1,918,567(2)(3)(6)         39.7%
David J. Matteson                              2003              1993             4,500                    *

Class II:
Allen H. Neuharth                              2002              1993            14,100 (5)                *
Michael H. Schoeffler                          2002              1999           178,257 (3)               4.1%

Class III:
G. Raymond Stults (Nominee)                    2001              1998           468,100(6)               10.0%

Executive Officer
Richard J. Mullin                                                                30,000(3)                 *

All directors and executive officers
    as a group (6 persons)                                                    2,613,524(4)(6)            48.0%
-------------

* Indicates less than 1%.

Footnotes on next page.

(1) Based upon information furnished by the respective director nominees and executive officers. Under applicable regulations, shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he has any economic interest with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors or director nominees residing in their homes and also includes options held by the individual or group that currently are or will become exercisable within the next 60 days.

(2) Includes 100,000 shares owned by Mr. Rose's spouse, and 10,450 shares held in a charitable foundation as to which Mr. Rose disclaims beneficial ownership.

(3) Includes the following shares subject to currently exercisable options granted under the Starcraft Corporation 1993 Stock Incentive Plan (the "1993 Incentive Plan") and/or the Starcraft Corporation 1997 Stock Incentive Plan ("1997 Incentive Plan" and together with the 1993 Incentive Plan, the "Incentive Plans"): 137,188 shares subject to currently exercisable options held by Mr. Rose; 130,000 shares subject to currently exercisable options held by Mr. Schoeffler; 26,000 shares subject to currently exercisable options held by Mr. Mullin.

(4) This total includes 302,188 shares subject to stock options granted under the Incentive Plans which are exercisable or will be exercisable within the next 60 days.

(5) Includes 100 shares currently held by trust under which Mr. Neuharth serves as Trustee.

(6) Includes 400,000 options issued (200,000 each) to Messrs. Rose and Stults in connection with the November 1998 refinancing of the Company's revolving credit arrangements and 500,000 options issued (250,000 each) to Messrs. Rose and Stults in connection with the December 2000 refinancing of the Company's revolving credit arrangements.

     The business experience of each director, director nominee and executive officer is set forth below.

Class I

     Mr. Rose (age 48) founded the Company in 1990. He has served as Chairman of the Board since January 18, 1991, and as Chief Executive Officer since April 16, 1993. He also serves as Chairman of the Board and Chief Executive Officer of Starcraft Automotive Group, Inc., Imperial Automotive Group, Inc., National Mobility Corporation and Tecstar, LLC. Mr. Rose was co-founder and 50% owner of ASA Corporation from January 1977 to July 1990. ASA Corporation is an importer and international distributor of electronic components to manufacturers in the van conversion and recreational vehicle industries. Mr. Rose is immediate past Chairman and serves on the Executive Board of the Recreational Vehicle Industry Association and serves on the boards of numerous charitable organizations.

     Mr. Matteson (age 64) was elected Director of the Company in April 1993. Presently retired, he served as the Associate Pastor of Granger Missionary
Church in Granger, Indiana, from September 1985 to May 1994. Prior to that appointment, he was associated with Bethel College, Mishawaka, Indiana, where he served as Vice President for Business and Finance, Registrar, Director of Admissions, and Director of Financial Aid over a period of twenty years.

Class II

     Mr. Neuharth (age 76) was elected Director of the Company in September 1993. The founder of the nationally distributed daily newspaper, USA TODAY, Mr. Neuharth retired as Chairman and CEO of Gannet Co., Inc. in March 1989. Presently, he serves as Chairman of the Freedom Forum, which he founded, and is self-employed as an author, columnist, consultant and public speaker.

     Mr. Schoeffler (age 40) a Certified Public Accountant, joined the Company in 1995 as Senior Vice President, Treasurer, and Chief Financial Officer and was appointed Secretary in 1995. Effective December 12, 1996, Mr. Schoeffler was appointed President and Chief Operating Officer. Prior to joining the Company he was Executive Vice President/Chief Financial Officer of General Products Corporation, an automotive parts supplier, from 1989 to 1995; Assistant Controller for Sudbury, Inc., a diversified manufacturer, from 1986 to 1989; and a Certified Public Accountant with Ernst & Whinney from 1982 to 1986.

Class III - Director Nominee

     Mr. Stults (age 52) was appointed Director of the Company in December 1998. He is currently owner and Chairman of Babsco Supply Company, an electrical contractor supplier and Galleries, Ltd., a retail lighting company. Previously, Mr. Stults was President of Shelter Components Corporation, a supplier to the manufactured housing industry, until the corporation was sold in early 1998 and President and owner of Babsco, Inc., a regional distributor to the contractor and OEM markets, from January 1981 through January 1995. He is also a director and part owner of CopperCon Wire and Cable, LLP, a manufacturer of wire products.

Executive Officer

     Mr. Mullin (age 49) a Certified Public Accountant, joined the Company in May, 2000 as Senior Vice President, Secretary, and Chief Financial Officer. Prior to joining the Company he was President of WELLS-CTI, Inc., a burn-in and test socket supplier to the integrated circuit industry from 1993 to 2000; Senior Vice President and Chief Financial Officer of Wells Electronics, Inc. from 1983 to1993; and a Certified Public Accountant with Peat, Marwick, Mitchell & Co. (KPMG) from 1975 to 1983.

     THE DIRECTOR NOMINEES SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST IN PERSON OR BY PROXY AT THE ANNUAL SHAREHOLDERS' MEETING OR AT ANY ADJOURNMENT THEREOF.

Meetings and Committees of the Board of Directors

     During the fiscal year ended October 1, 2000, the Board of Directors of the Company met four (4) times, including teleconferences, in addition to taking a number of actions by unanimous written consent. During fiscal 2000, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Audit Committee of the Board of Directors has the responsibility and authority described in its charter attached hereto as Appendix A, which has been adopted by the Company's Board of Directors. The current members of the Committee are directors Stults (Chairman), Matteson, and Neuharth. The Audit Committee held one meeting during the year ended October 1, 2000.

     The members of the audit committee are independent, as defined by Nasdaq rules, except for Mr. Neuharth. In the case of Mr. Neuharth, the board of directors determined, in compliance with Nasdaq's listing standards, to continue Mr. Neuharth's service on the audit committee because of the extent of his knowledge and experience in financial and business matters. Mr. Neuharth may not qualify as "independent" under Nasdaq rules because of his consulting agreement described below under "--Compensation of Directors."

     Audit Committee Report. The Audit Committee has discussed with management the audited financial statements of the Company for the fiscal year ended October 1, 2000, which are included in the shareholder annual report accompanying this proxy statement. The audit committee discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Company's financial statements. The Committee also discussed with the independent auditors their independence relative to the Company and received and reviewed written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Company).

     Based on the foregoing discussions and review, the audit committee recommended to the Board of Directors that the audited financial statements of the Company for fiscal 2000 be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

                                G. Raymond Stults
                                David J. Matteson
                                Allen H. Neuharth

     The Compensation Committee of the Board of Directors is comprised of Messrs. Matteson, Neuharth and Stults. The Compensation Committee recommends employee compensation, benefits and personnel policies to the Board of Directors and establishes for Board approval salary and cash bonuses for senior officers. The Compensation Committee also administers the Incentive Plans and has certain interpretive responsibilities for the Directors' Share Plan. The Compensation Committee met twice during the fiscal year ending October 1, 2000.

Management Remuneration and Related Transactions

     Compensation Committee Report. The objectives of the Compensation Committee with respect to executive compensation are the following:

     (1) provide compensation opportunities generally comparable to those offered by other similarly situated companies to ensure the Company's ability to attract and retain talented executives who are essential to the Company's long-term success;

     (2) reward   executive   officers  based  upon  their  ability  to  achieve
         short-term and long-term strategic goals and objectives and to enhance shareholder value; and

     (3) align the interests of the executive officers with the long-term interests of shareholders by granting stock options which will become more valuable to the executives as the value of the Company's shares increases.

     At present, the Company's executive compensation program is comprised of base salary, annual incentive bonuses and long-term incentive opportunities provided in the form of stock options. The Company has employment contracts with the named executives which help the Company retain its executive officers and currently provide for the executives' base salaries. Annual incentive bonuses are tied to the Company's financial performance during the fiscal year and the executive's individual performance, and stock options have a direct relation to long-term enhancement of shareholder value. In years in which the Company's performance goals are met or exceeded, executive compensation should tend to be higher than in years in which performance is below expectations.

     Base Salary. The base salary levels of the Company's executive officers are intended to be generally comparable to those offered to executives with similar talent and experience by other similarly situated public companies. In determining base salaries, the Compensation Committee also takes into account individual performance and experience. While desiring to maintain executive salaries at competitive levels, the Compensation Committee does not give particular weight to compensation paid by any specific comparable public company.

     For fiscal year 2000, under the terms of Mr. Rose's employment agreement, his base salary was increased from $300,000 to $375,000 effective December 1, 1999. Such base salary was determined by the Compensation Committee after considering the individual performance and experience of Mr. Rose and the base salary levels of executives with similar talent and experience who are employed with similarly situated public companies.

     Under Mr. Schoeffler's employment agreement, his base salary for fiscal 2000 was increased from $200,000 to $250,000 effective December 1, 1999, and to $300,000 effective February 7, 2000. Such base salary for Mr. Schoeffler was determined by the Compensation Committee after considering the individual performance and experience of Mr. Schoeffler and the base salaries of executives with similar talent and experience employed by similarly situated public companies.

     Under Mr. Mullin's employment agreement, his base salary was set at $ 165,000 at his date of hire. Such base salary for Mr. Mullin was determined by the Compensation Committee after considering the experience of Mr. Mullin and the base salaries of executives with similar talent and experience employed by similarly situated public companies.

     Annual Incentive Bonuses. Since the Company's performance did not exceed expectations, no bonuses were paid in fiscal years 1998, 1999 or 2000.

     Stock Options and Restricted Stock. The 1997 Incentive Plan and the 1993 Incentive Plan are the Company's long-term incentive plans for directors, executive officers and other key employees. The objective of the Incentive Plans is to align executive and shareholder long-term interests by creating a strong and direct link between executive compensation and shareholder return, and to enable executive officers and other key employees to develop and maintain a significant long-term ownership position in the Company's Common Stock. The Incentive Plans authorize the Compensation Committee to award executive officers and other key employees stock options, shares of restricted stock or certain cash awards.

     Options have been granted under the Incentive Plans to the named executive officers as follows: Mr. Rose 225,000; Mr. Schoeffler, 155,000; and Mr. Mullin 75,000. This includes 100,000, 25,000 and 50,000 options granted in fiscal 2000 to Mr. Rose, Mr. Schoeffler and Mr. Mullin, respectively. Such options are incentive stock options, to the extent permissible, with exercise prices ranging from $1.50 to $7.50 per share and are described in greater detail elsewhere in this Proxy Statement. Mr Roses' and Mr. Schoeffler's grants of additional options during fiscal 2000 were deemed appropriate to reward them for their efforts in developing the Company's OEM Automotive Supply segment, diversifying the Company's operations and restoring profitability in fiscal 1999. Mr. Mullin's grant during fiscal 2000 was made in connection with his initial engagement by the Company to provide a significant equity incentive as a component of his compensation. Stock options are generally granted with exercise prices at the prevailing market price and will only have a value to the executives if the stock price increases above the exercise price.

     To date the Compensation Committee has not taken steps to cause the Company's executive compensation arrangements to accommodate the provisions of ss.162(m) of the Internal Revenue Code of 1986, which limit the deductibility of an executive's compensation to $1 million annually, because it does not presently anticipate that any executive officer's remuneration will exceed $1 million per year.

     The Compensation Committee believes that linking executive compensation generally to corporate performance results in better alignment of compensation with corporate goals and the interests of the Company's shareholders. As performance goals are met or exceeded, most probably resulting in increased value to shareholders, executives are appropriately rewarded. Fiscal 2000 was another challenging year for the Company and its executive officers during which the Company saw positive developments on several fronts. The Committee believes that compensation levels during fiscal 2000 for Mr. Rose, Mr. Schoeffler, and Mr. Mullin adequately reflect the Company's compensation goals and policies.

                                  Compensation
                                Committee Members
                                -----------------
                           David J. Matteson, Chairman
                                Allen H. Neuharth
                                G. Raymond Stults

Remuneration of Named Executive Officers

     The following table sets forth for each of the Company's last three fiscal years information with respect to Mr. Rose, Mr. Schoeffler and Mr. Mullin who are the executive officers of the Company.


                           Summary Compensation Table

                                                                                          Long Term
                                                                                         Compensation
                                           Annual Compensation                              Awards
                                    -------------------------------                    ---------------         All
                                                                       Other Annual       Securities          Other
                                    Fiscal                                Compen-          Underlying        Compen-
Name and Principal Position          Year        Salary       Bonus     sation (1)     Options/SARs (#)     sation(2)
---------------------------          ----        ------       -----     ----------     ----------------     ---------
Kelly L. Rose (3)                     2000      $366,102     $   --      $ 36,575           100,000         $4,500
     Chairman and                     1999       300,000         --        25,632                --                519
     Chief  Executive Officer         1998        56,500         --        25,878            50,000             --

Michael H. Schoeffler                 2000      $275,065     $   --        $7,644            25,000         $4,544
     President, Chief Operating       1999       200,000         --         6,273            50,000          2,272
     Officer, Chief Financial         1998       198,000         --         5,985            25,000             --
     Officer, Treasurer and Secretary

Richard J. Mullin                     2000       $69,808     $   --          $959            50,000         $  --
     Sr. Vice President, Chief        1999            --         --            --                --            --
     Financial Officer, and Secretary 1998            --         --            --                --            --
-----------------

(1) Other annual compensation for 1998, 1999 and 2000 consisted of taxes paid and other various benefits. The value of perquisites or other personal benefits received by the named executives in 1998, 1999 and 2000 did not exceed the lesser of $50,000 or 10% of the executive's salary and bonus.

(2) These amounts represent Company contributions, on behalf of each of the named executives, to the 401(k) Plan.

(3)  Mr. Rose agreed to forgo $240,000 in salary during fiscal 1998.


Stock Incentive Plans

     Mr. Rose, Mr. Schoeffler and Mr. Mullin had received options to purchase 355,000 shares of Common Stock under the Incentive Plans as of the end of fiscal 2000. The purpose of the Incentive Plans is to provide to certain directors, officers (including officers who are members of the Board of Directors) and other key employees of the Company who are materially responsible for the management or operations of the Company and have provided valuable services to the Company a favorable opportunity to acquire Common Stock of the Company, thereby providing them with an increased incentive to work for the success of the Company and better enabling the Company to attract and retain capable directors and executive personnel.

     The following sets forth information related to options granted during fiscal 2000 to the following executive officers.


                       Options Granted -- Last Fiscal Year


                                                Individual Grants                              Potential Realized
                            ----------------------------------------------------------          Value at Assumed
                                                                                                Annual Rates of
                                       % of Total                                           Stock Price Appreciation
                                      Options Granted      Exercise of                        for Option Term (1)
                            Options    to Employees in      Base Price      Expiration      ------------------------
Name                        Granted      Fiscal Year         ($/share)         Date           5%              10%
--------------------------------------------------------------------------------------------------------------------
Kelly L. Rose                50,000          18%              $6.25          11/11/04      $86,338          $190,784
                             50,000          18%              $6.63          11/13/04       91,518           202,231
Michael H. Schoeffler        25,000           9%              $6.25          11/11/04       43,169            95,392
Richard J. Mullin            50,000          18%              $7.50          05/05/05      103,606           228,941
---------------

(1) Based upon a market value of the Common Stock of $6.25 and $6.63 per share at November 10, 1999 and November 12, 1999 as to Mr. Rose, $ 6.25 per share at November 10, 1999 as to Mr. Schoeffler, and $ 7.50 per share at May 4, 2000 as to Mr. Mullin.

     The following table includes the number of shares covered by both exercisable and unexercisable stock options held by the executive officers as of October 1, 2000.


                        Fiscal Year-End Option/SAR Values

                              Number of Shares Underlying Unexercised        Value of Unexercised In-The-Money
                                    Options at Fiscal Year End                 Options at Fiscal Year End(1)
                              ---------------------------------------        ----------------------------------
Name                           Exercisable              Unexercisable        Exercisable          Unexercisable
---------------------------------------------------------------------------------------------------------------
Kelly L. Rose(2)                137,188                  37,812              $  81,250 (3)             -0-
Michael H. Schoeffler           130,000                     -0-                146,875 (3)             -0-
Richard J. Mullin                   -0-                  50,000                    -0-                 -0-

--------------------

(1) Based on market value of the Common Stock of $3.50 per share at October 1, 2000.

(2) Excludes certain options issued in connection with financing arrangements. See "Certain Transactions" below.

(3) Excludes 87,188 and 45,000 options granted for Mr. Rose and Mr. Schoeffler, respectively, as of the end of the last fiscal year that are not "in-the-money."


Employment Agreements

     The Company has entered into a five-year employment contract with Kelly L. Rose ("Rose"). The contract, effective as of December 12, 1996, extends annually to maintain its five-year term unless notice not to extend is properly given by either party to the contract. Rose is entitled to receive a base salary under the contract for 2000 of $375,000. Mr. Rose's base salary is subject to increases as approved by the Company. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Company's employees. Rose may terminate his employment upon sixty days' written notice to the Company. The Company may discharge Rose for "cause" (as defined in the contract) at any time. If Rose terminates his own employment for "cause" (as defined in the contract), or if the Company, in arbitration or judicial proceedings, is found to have breached any of the material terms or conditions of the agreement, Rose shall be entitled to receive his base compensation under the contract for an additional five years from the termination date. In addition, during such period, Rose shall be entitled to continue to participate in the Company's group insurance plans or receive comparable benefits. Alternatively, Rose may elect to receive his base compensation under the contract for such five year period, payable in one lump sum payment within thirty days of the date of termination; but shall not be entitled to continue to participate in the Company's group insurance plans or receive comparable benefits. Moreover, within the three month period after Rose's employment is terminated for any reason including Rose's termination of his employment with the Company without cause, Rose will have the right to cause the Company to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. In the event of Rose's disability, Rose will be entitled to receive his base compensation for five additional years during the continuance of such disability. In addition, during such period, Rose shall be entitled to continue to participate in the Company's group insurance plans or receive comparable benefits. In the event of Rose's death, Rose's spouse will be entitled to receive Rose's base compensation for an additional five years. During such period, Rose's spouse will also continue to receive the benefit of the Company's insurance plans. The contract provides for certain additional insurance coverage and other perquisites to be paid for by the Company. The contract also requires Rose to protect the confidential business information of the Company.

     On December 12, 1996, the Company entered into a one-year employment contract with Michael H. Schoeffler ("Schoeffler"). The contract was automatically extended for an additional one year term on December 12, 1998. Schoeffler is entitled to receive a base salary under the contract for 2000 of $300,000. Mr. Schoeffler's base salary is subject to increases approved by the Company. Additionally, prior to a "change of control" (as defined in the contract), the Company may decrease the salary it pays to Schoeffler if the operating results of the Company are significantly less favorable than those for the fiscal year then ending, and the Company decreases the salaries it pays to all other senior executive officers. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Company's employees. Schoeffler may terminate his employment upon sixty days' written notice to the Company. The Company may discharge Schoeffler for "cause" (as defined in the contract) at any time. If the Company terminates Schoeffler's employment for other than cause or if Schoeffler terminates his own employment for "cause" (as defined in the contract), Schoeffler shall be entitled to receive his base compensation under the contract for an additional one year from the termination date, provided, that in the event such termination follows a change of control, Schoeffler shall be entitled to receive his base compensation under the contract for an additional three years from the termination date. In addition, during such period Schoeffler shall be entitled to continue to participate in the Company's group insurance plans or receive comparable benefits, unless substantially equivalent and no less favorable benefits are provided by a subsequent employer. In the event that Schoeffler is entitled to receive his base salary for an additional three years, he may elect to receive such compensation in one lump sum payment within thirty days of the date of termination. If Schoeffler makes such an election he shall not be entitled to continue to participate in the Company's group insurance plans or receive comparable benefits. Moreover, within a period of three months after the Company terminates Schoeffler's employment for other than cause or if Schoeffler terminates his own employment for cause, Schoeffler shall have the right to cause the Company to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. The employment contract provides the Company protection for two years from competition by Schoeffler should he voluntarily terminate his employment without cause or be terminated by the Company for cause. The employment contract also requires protection of confidential business information.

     On May 1, 2000, the Company entered into a one-year employment contract with Richard J. Mullin ("Mullin"). The contract extends annually unless notice not to extend is properly given by either party to the contract. Mullin is entitled to receive a base salary under the contract of $165,000. Mr. Mullin's base salary is subject to increases approved by the Company. Additionally, the Company may decrease the salary it pays to Mullin if the operating results of the Company are significantly less favorable than those for the fiscal year then ending, and the Company decreases the salaries it pays to all other senior executive officers. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Company's employees. Mullin may terminate his employment upon ninety days' written notice to the Company. The Company may discharge Mullin for "cause" (as defined in the contract) at any time. If the Company terminates Mullin's employment for other than cause or if Mullin terminates his own employment for "cause" (as defined in the contract), Mullin shall be entitled to receive his base compensation under the contract for an additional six months from the termination date. In addition, during such period Mullin shall be entitled to continue to participate in the Company's group insurance plans. The employment contract provides the Company protection for one year from competition by Mullin should he voluntarily terminate his employment without cause or be terminated by the Company for cause. The employment contract also requires protection of confidential business information.

Defined Benefit Plans

     401(k) Savings Plan. The employees of the Company with more than six months of service and who have attained age 18 are entitled to participate in the 401(k) Savings Plan of the Company (the "401(k) Plan"). The Company has discretion to make a matching contribution to each participating employee based on the employee's contribution up to a maximum of 6% of the employee's compensation. The Company also has discretion to make additional profit-sharing contributions. Benefits under the 401(k) Plan are payable upon the employee's retirement, death, disability or other termination of employment.

Compensation of Directors

     Director Compensation. Directors of the Company who are salaried employees of the Company do not receive additional compensation for serving as director. Non-employee directors of the Company receive a retainer of $5,000 per year for serving on the Board of Directors and $1,250 for each meeting of the Board of Directors of the Company, $625 for each committee meeting of the Board of Directors and $625 for a meeting of the Board of Directors of one of the Company's subsidiaries. Pursuant to the Directors' Share Plan and a related compensation deferral plan, non-employee directors may elect to receive their cash director fees in the form of Company Common Stock or to have the payment of their fees deferred. In the event of deferral, the director may elect to have the deferred amount deemed invested in Company shares (with dividend-equivalent value deemed reinvested in shares) or as a general interest-bearing obligation of the Company.

     Non-employee directors are eligible to receive supplemental life, accidental death and disability and health insurance. Premiums paid for Messrs. Neuharth, Matteson and Stults during fiscal 2000 were $432, $11,536, and $126, respectively. Non-employee directors are also eligible to receive personal use of a demonstrator Starcraft conversion vehicle. The estimated values of vehicles provided to Mr. Neuharth was approximately $6,850, during fiscal 2000. A vehicle was not provided to Messrs. Stults or Matteson during fiscal 2000.

     The Company entered into a consulting agreement with Allen H. Neuharth as of September 15, 1993 for a period of one year, subject to automatic extension unless cancelled by either party upon thirty days' written notice. The agreement is intended to help the Company take optimal advantage of Mr. Neuharth's experience and expertise in entrepreneurship, public relations, management motivation and the investment community. Mr. Neuharth will be available to the Company to provide consultation, assistance and advice, generally as management requests. He will also make at least two speaking appearances on the Company's behalf each year. Under the agreement, Mr. Neuharth receives $6,500 per month for his consulting services, reimbursement for reasonable out-of-pocket expenses, including first-class travel and lodging accommodations, and certain other perquisites appropriate to the performance of his services. As a Director of the Company, Mr. Neuharth is also entitled to receive such retainers, fees, stock options and other benefits that accrue to non-employee members of the Board of Directors. See "Certain Transactions" below.

Performance Graph

     The graph below shows the performance of the Company's Common Stock for fiscal years 1996 through 2000 in comparison to the NASDAQ Composite Index and certain peer groups described below.

                         COMPARE CUMULATIVE TOTAL RETURN
                          AMONG STARCRAFT CORPORATION,
                        NASDAQ INDEX AND PEER GROUP INDEX


                                [GRAPH OMITTED]

                        Starcraft       Peer Group     Nasdaq Market Index

1995                         100             100               100
1996                       74.51          120.23            116.75
1997                       32.35          167.68            158.69
1998                       27.45           139.7            164.91
1999                       72.55          139.39            266.79
2000                        54.9          152.45            364.95


     Peer group comparisons. Management believes the vehicle conversion business has similarities to, and can be affected by factors in the general automotive industry. The Company is the only publicly-traded company whose principal line of business is vehicle conversions, so a directly comparable peer group is not available. The peer group presented consists of the following companies in the automotive business, primarily suppliers to original equipment manufacturers:
Driverssheild.com Inc., Featherlite Inc., Mascotech Inc., R&B Inc., Simpson Industries Inc.


Compensation Committee Interlocks and Insider Participation

     During fiscal 2000 the members of the Company's Compensation Committee have been outside directors Matteson, Stults and Neuharth. See "--Compensation of Directors" above.

Certain Transactions

     In December 2000, the Company refinanced its revolving and term credit arrangements with its primary financial institution. To induce the bank to proceed with the refinancing, Kelly L. Rose and G. Raymond Stults guaranteed up to $750,000 each of the Company's indebtedness ($1.5 million in the aggregate) and provided a letter of credit to secure payment. To induce Mr. Rose and Mr. Stults to provide the Company with such credit support, the Company issued to each of Mr. Rose and Mr. Stults options to purchase 250,000 shares of the Company's common shares at a purchase price of $3.00 per share. The options have a term of five years. The exercise price represents the average market value of the Company's Common Stock for the twenty trading days preceding the date of the issuance. The issuance of the options to both Mr. Rose and Mr. Stults was approved by the independent directors of the Company.

     In November 1998, the Company refinanced its revolving and term credit arrangements and entered into a new credit agreement with a financial institution. The Company's former principal lending bank retained a subordinated term loan position. To induce such bank to proceed with the refinancing, Kelly
L. Rose and G. Raymond Stults guaranteed up to $500,000 each of the Company's indebtedness ($1 million in the aggregate) and provided a letter of credit to secure payment. To induce Mr. Rose and Mr. Stults to provide the Company with such credit support, the Company issued to each of Mr. Rose and Mr. Stults options to purchase 200,000 shares of the Company's common shares at a purchase price of $2.20 per share. The options have a term of five years. The exercise price represents the average market value of the Company's Common Stock for the ten trading days preceding the date of the issuance. Mr. Stults was not a director of the Company at the time of this transaction. The issuance of the options to both Mr. Rose and Mr. Stults was approved by the independent directors of the Company.

     The Company from time to time utilizes an airplane for business transportation purposes which is owned by a partnership in which Mr. Rose and Mr. Stults each hold a one-third interest. During 2000, payments by the Company for use of the plane totaled $ 126,045.

              PROPOSAL II-- RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors proposes the ratification by the shareholders at the Annual Meeting the appointment of the accounting firm of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ended September 30, 2001. The Board of Directors of the Company approved the engagement of Crowe, Chizek and Company LLP as the Company's independent auditors by unanimous resolution at a November 7, 2000 meeting of the Board of Directors upon the recommendation of the Audit Committee. Crowe, Chizek and Company has served as auditors for the Company since July 27, 1998.

     A representative of Crowe, Chizek and Company LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires. He will also be available to respond to any appropriate questions shareholders may have.

     RATIFICATION OF THE APPOINTMENT OF AUDITORS REQUIRES THAT THE VOTES CAST IN PERSON OR BY PROXY AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT THEREOF IN FAVOR OF RATIFICATION EXCEED THOSE CAST AGAINST.

                              SHAREHOLDER PROPOSALS

     Any proposal that a shareholder wishes to have presented at the next Annual Meeting of the Company to be held in 2001 must be received at the main office of the Company for the inclusion in the proxy statement no later than 120 days in advance of January 25, 2002. Any such proposal should be sent to the attention of Richard J. Mullin, Secretary of the Company, at P.O. Box 1903, 2703 College Avenue, Goshen, Indiana 46527-1903.

                   FILINGS UNDER SECTION 16(a) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and directors and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during the fiscal year ended October 1, 2000, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to Section 16(a) of the 1934 Act were complied with except as to Mr. Mullin and a Form 4 for 500 shares, required to be filed by June 10, 2000 which was filed August 16, 2000.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

     Each Shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed return envelope.

     Insofar as any of the information in this Proxy Statement may rest within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                            By Order of the Board of Directors


                                            /s/ Kelly L. Rose
                                            Kelly L. Rose, Chairman of the Board
                                              and Chief Executive Officer

January 25, 2001

                                                                      Appendix A


                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                              STARCRAFT CORPORATION

     The Board of Directors of Starcraft Corporation ("Corporation") hereby establishes its Audit Committee. The Audit Committee shall consist of at least three (3) directors, a majority of whom are independent of management of the Corporation and any of its subsidiaries and free from any relationship that, in the judgment of the Board of Directors, would interfere with the exercise of independent judgment respecting the matters over which the Committee is given authority.

     The members of the Audit Committee shall be elected annually by the Board of Directors in connection with the annual meeting of the board or by unanimous written consent of the Board of Directors in lieu thereof. Members shall be elected by the Board of Directors with due regard to such member's training in, or experience with, accounting and financial reporting issues. Members of the Committee may be removed, and vacancies on the Committee may be filled by the Board of Directors in accordance with the Code of By-laws of the Corporation. The Chairman of the Audit Committee may be designated by the Board of Directors and, in the absence of such designation, may be elected by the Audit Committee from among their members.

     The Audit Committee shall assist the Board of Directors to oversee the Corporation's financial reporting processes, its internal financial control structures and its internal and external financial audit processes. The Audit Committee shall facilitate communication on Financial Matters (defined below) among the Board of Directors, management, the Corporation's internal audit department and the Corporation's independent auditors. The Audit Committee possesses and is hereby granted the power and authority of the Board of Directors over the foregoing and over the Corporation's Financial Matters to the extent necessary to allow the Committee to carry out its purposes. The matters over which the Audit Committee has oversight authority include the following (collectively, referred to herein as "Financial Matters"):

     o    The quality,  accuracy and integrity of the  Corporation's  annual and
          quarterly  financial  statements,   including  footnotes  and  related
          disclosures.

     o The quality, scope and procedures of the independent auditors' audits of the Corporation's financial statements.

     o The quality, appropriateness and implementation of the Corporation's significant accounting policies.

     o    Audit conclusions respecting significant estimates and adjustments.

     o The disclosure, treatment or resolution of any material weakness in financial reporting or controls or reportable conditions identified by management, the internal audit department or the independent auditors.

     o    The  quality,   adequacy  and  appropriateness  of  the  Corporation's
          internal financial control structures, including any circumstances in which such controls may be overridden or compromised.

     o    The  quality,   adequacy  and  appropriateness  of  the  Corporation's
          internal auditing processes.

     o Disagreements among management, the internal audit department or the independent auditors.

     o The assessment of material risks or contingencies that may affect the Corporation's financial reporting including the risk of liability associated with litigation or noncompliance with law.

     o Such other matters affecting the quality, integrity or accuracy of the Corporation's financial reporting as the Committee deems relevant to any of the foregoing matters.

Authority Respecting Independent Auditors

     The independent auditors shall ultimately be accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders and the Corporation's other constituencies. The Corporation shall not engage or dismiss its independent auditors without the action of the Audit Committee or the Board of Directors.

     The Audit Committee shall take such action as it deems appropriate to ensure that the Corporation receives annually from the independent auditors a formal written statement, consistent with Independence Standards Board Standard 1, delineating all relationships between the auditors and the Corporation that may be deemed to affect the independence of the independent auditors, including any management consulting services provided, or proposed to be provided, by the independent auditors for the Corporation or any of its affiliates and the fees paid or proposed to be paid for such services. The Audit Committee shall meet at least annually with the independent auditors to engage in a dialogue with the auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the auditors.

     The Audit Committee has the following specific authority respecting the independent auditors:

     (a) In consultation with management, to direct the engagement or dismissal of the independent auditors or to refer the engagement or dismissal of the independent auditors for action by the Board of Directors, with or without an affirmative or negative recommendation.

     (b) To assess any matter that may affect the independence of the independent auditors and the appearance of propriety of any such matter and to take, to recommend that the full board take, or to direct management to take, appropriate action to confirm, oversee or improve the independence of the auditors.

     (c) To direct the independent auditors to meet with the Audit Committee or the Board of Directors from time to time, separately or in the presence of management or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (d) To take action to resolve any disagreement respecting accounting principles, the implementation or application of such principles or Financial Matters between management and the independent auditors, or to refer such matter to the Board of Directors.

Authority Respecting The Internal Audit Department

     The Audit Committee has the following specific authority respecting the internal audit department:

     (a) To elect or remove the director of internal audit or to refer the election or removal of the director of internal audit for action by the Board of Directors, with or without an affirmative or negative recommendation.

     (b) To assess the quality, adequacy and appropriateness of the plan for the Corporation's internal auditing processes, and, in the Committee's discretion, from time to time or upon request, to approve or disapprove such plan or to approve or disapprove any changes therein.

     (c) To direct the director of internal audit to meet with the Audit Committee or the Board of Directors from time to time, separately or in the presence of the independent auditors, management or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (d) To direct management, the director of internal audit, the Corporation or the independent auditors to take such action as the Committee may deem necessary or appropriate to address any issues identified by any of such parties regarding significant internal audit findings, difficulties encountered in carrying out internal audit procedures, or any management override of internal control mechanisms.

Authority Over Management Activities Relating To Financial Matters

     The  Audit  Committee  has  the  following   specific  authority  over  the
activities of management in Financial Matters.

     (a) To direct the chief financial officer or other members of management to meet with the Audit Committee or the Board of Directors from time to time, separately or in the presence of the independent auditors, the director of internal audit or others, to discuss Financial Matters or to prepare and submit reports to the Committee respecting Financial Matters.

     (b) To assess the quality, adequacy and appropriateness of the accounting principles and policies implemented and applied by the Corporation and the quality, integrity and accuracy of the Corporation's financial reporting, and, in the Committee's discretion, from time to time or upon request, to approve or disapprove such principles or policies or to approve, disapprove or mandate any changes therein.

Investigations And Obtaining Advice

     The Audit Committee has authority to require investigations and to obtain advice respecting the Corporation's Financial Matters and the Committee's exercise of its authority, as the Committee deems necessary or appropriate. Without limiting the foregoing, the Committee has authority to direct management, including the Corporation's internal legal counsel, the independent auditors and the director of internal audit to investigate any Financial Matters and related issues and to provide reports to the Committee respecting such investigation. The Committee has authority to meet with the Corporation's external general counsel, to obtain advice respecting the exercise of the Committee's authority and to direct such external counsel to investigate such legal issues relating to Financial Matters and to report to the Committee regarding same, as the Committee deems necessary or appropriate. The Committee has authority to direct management, on behalf of the Corporation, to engage independent advisors whom the Committee may designate to provide advice and guidance to the Committee respecting the exercise of its authority and issues relating to Financial Matters as the Committee deems necessary or appropriate, including, without limitation, independent legal counsel, and independent financial advisors which may include investment banking firms or accounting firms, other than the independent auditors. The Committee has authority to meet separately with, and to receive private and, where appropriate, privileged, written or oral communications from any of such advisors.

Procedural Matters

     The Audit Committee shall meet from time to time at the call of its Chairman or at the direction of the Board of Directors. The Chairman of the Audit Committee shall call a meeting of the Committee upon the request of any member of the Committee or the Chairman of the Board of Directors. The provisions of the Code of By-laws of the Corporation respecting notice of meetings and for action to be taken by the Board of Directors shall apply to meetings and actions of the Audit Committee.

     The Chairman of the Audit Committee shall report on the activities of the Committee to the Board of Directors from time to time upon request of the Chairman of the Board of Directors or of the Board of Directors.

Limitation

     Nothing in this Charter is intended to alter in any way the standard of conduct that applies to any of the directors of the Corporation under the Indiana Business Corporation Law, as amended, and this Charter does not impose, nor shall it be interpreted to impose any duty on any director greater than, or in addition to, the duties or standard established by the IBCL.

     ADOPTED BY THE BOARD OF DIRECTORS this 4th day of May, 2000.

REVOCABLE PROXY                                                  REVOCABLE PROXY


                              STARCRAFT CORPORATION

                ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kelly L. Rose and Michael H. Schoeffler with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of Starcraft Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Goshen Inn and Conference Center, 1375 Lincoln Way East (U.S. 33 East), Goshen, Indiana, on Tuesday, February 27, 2001, at 9:00 A.M., Goshen time, and at any and all adjournments thereof, as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     PLEASE   COMPLETE,   DATE,  SIGN  AND  MAIL  THIS  PROXY  IN  THE  ENCLOSED
POSTAGE-PAID ENVELOPE.

                  (Continued and to be signed on reverse side.)

                              STARCRAFT CORPORATION
      PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The Board of Directors recommends a vote "FOR" each of the listed propositions.

1.  Election of Director to serve for three year term
    expiring in 2004.                                     For    Withhold
    Nominee: 01-G. Raymond Stults                         [ ]       [ ]

2.  Ratification of the appointment of Crowe,     For      Against      Abstain
    Chizek and Company LLP as auditors            [ ]        [ ]           [ ]
    for the year ending September 30, 2001.

Please  check  this  box  if  you  intend
to attend the Annual Meeting of Shareholders.     [ ]


    In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

    This Proxy may be revoked at any time prior to the voting thereof.

    The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the meeting, a proxy statement and an Annual Report to Shareholders.

    Dated: _________________________, 2001

    Signature _________________________________________________________________


--------------------------------------------------------------------------------
Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -

                    ^         FOLD AND DETACH HERE         ^

                            YOUR VOTE IS IMPORTANT.

                PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.